UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 12, 2021

SOUTH MOUNTAIN MERGER CORP.
(Exact name of registrant as specified in its charter)

Delaware
(State or other jurisdiction of incorporation)

001-38947	83-3780685
(Commission File Number)	(IRS Employer Identification No.)

767 Fifth Avenue, 9th Floor New York, NY	10153
(Address of principal executive offices)	(Zip Code)

(646) 446-2700
(Registrant’s telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Units, each consisting of one share of Class A common stock, $0.0001 par value, and one-half of one warrant	SMMCU	The Nasdaq Stock Market LLC
Shares of Class A common stock	SMMC	The Nasdaq Stock Market LLC
Warrants	SMMCW	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07	Submission of Matters to a Vote of Security Holders

On January 12, 2021, South Mountain Merger Corp. (the “Company”) convened the special meeting of stockholders (the “Special Meeting”) held in connection with the Company’s previously announced business combination (the “Merger”) with BT Merger Sub I, Inc. (“First Merger Sub”), BT Merger Sub II, LLC (“Second Merger Sub”) and Factor Systems, Inc. (d/b/a Billtrust) (“Billtrust”) pursuant to the Business Combination Agreement, dated as of October 18, 2020 (as it may be amended and/or restated from time to time, the “BCA”) and the transactions contemplated thereby. Pursuant to the terms of the BCA, a business combination between the Company and Billtrust will be effected through (a) the merger of First Merger Sub with and into Billtrust (the “First Merger”), with Billtrust surviving the merger as a wholly owned subsidiary of SMMC (Billtrust, in its capacity as the surviving corporation of the First Merger, is sometimes referred to as the “Surviving Corporation”) and (b) as soon as practicable, but in any event within 10 days following the First Merger and as part of the same overall transaction as the First Merger, a merger of the Surviving Corporation with and into Second Merger Sub (the “Second Merger” and, together with the First Merger, the “Mergers”), with Second Merger Sub being the surviving entity of the Second Merger (Second Merger Sub, in its capacity as the surviving entity of the Second Merger, is sometimes referred to herein as the “Surviving Entity”). Each proposal voted on at the Special Meeting is described in detail in the Company’s definitive proxy statement/consent solicitation statement/prospectus filed with the U.S. Securities and Exchange Commission and mailed to stockholders on December 23, 2020 (the “Proxy Statement”).

As of the close of business on December 17, 2020, the record date for the Special Meeting, there were an aggregate of 31,250,000 shares of Class A common stock, par value $0.0001 per share (“Class A Common Stock”), and Class B common stock, par value $0.0001 per share (“Class B Common Stock and, together with the Class A Common Stock, the “Common Stock”), outstanding, each of which was entitled to one vote at the Special Meeting and any adjournments or postponements of the Special Meeting. A total of 26,795,870 shares of Common Stock, representing approximately 85.74% of the outstanding shares of Common Stock entitled to vote, were present in person or by proxy, constituting a quorum.

The voting results for the proposals voted on at the Special Meeting are set forth below:

1. The Pre-Mergers Charter Proposal – To approve an amendment of the Company’s Amended and Restated Certificate of Incorporation (the “Existing Charter”) to amend the authorized capital stock of the Company to 541,000,000 shares, consisting of (i) 540,000,000 shares of common stock, including 493,000,000 shares of Class A Common Stock, 20,000,000 shares of Class B Common Stock and 27,000,000 shares of Class C common stock, par value $0.0001 per share (“Class C Common Stock”), and (ii) 1,000,000 shares of preferred stock. The full text of this amendment to the Existing Charter is attached to the Proxy Statement as Annex B.

For	Against	Abstain	Broker Non-Votes
26,288,723	507,070	77	0

2. The Business Combination Proposal – To approve and adopt the BCA and the transactions contemplated thereby, pursuant to which the Mergers shall occur. We refer to the Mergers and the other transactions described in the BCA collectively hereafter as the “Business Combination”.

For	Against	Abstain	Broker Non-Votes
26,795,870	0	0	0

3. A Post-Mergers Charter Proposal – To amend the authorized capital stock of the Company following the Business Combination (“New Billtrust”) to 575,000,000 shares, consisting of 538,000,000 shares of Class 1 common stock, par value $0.0001 per share, 27,000,000 shares of Class 2 common stock, par value $0.0001 per share, and 10,000,000 shares of undesignated preferred stock (“Proposal No. 3”)

For	Against	Abstain	Broker Non-Votes
24,020,228	2,775,565	77	0

4. A Post-Mergers Charter Proposal – To require an affirmative vote of 66 2∕3% of the outstanding shares of New Billtrust Common Stock (as defined in the Proxy Statement) to alter, amend, or repeal the proposed bylaws of South Mountain (“Proposal No. 4”).

For	Against	Abstain	Broker Non-Votes
24,020,406	2,775,464	0	0

5. A Post-Mergers Charter Proposal – To require an affirmative vote of 66 2∕3% of the outstanding shares of New Billtrust Common Stock to alter, amend, or repeal Articles V, VI, VII, VIII and IX of the Proposed Charter (as defined in the Proxy Statement) (“Proposal No. 5”).

For	Against	Abstain	Broker Non-Votes
24,020,406	2,775,464	0	0

6. A Post-Mergers Charter Proposal – To adopt the Proposed Charter that includes the approval of Proposal No. 3, Proposal No. 4 and Proposal No. 5 and provides for certain additional changes, including changing South Mountain’s name from “South Mountain Merger Corp.” to “BTRS Holdings Inc.,” which our board of directors believes are necessary to adequately address the needs of South Mountain immediately following the consummation of the Business Combination and approval of the Proposed Charter (“Proposal No. 6”).

For	Against	Abstain	Broker Non-Votes
26,795,693	100	77	0

7. The Director Election Proposal –  To elect, effective at Closing, seven directors to serve staggered terms on our board of directors until the 2022, 2023 and 2024 annual meetings of stockholders, respectively, and until their respective successors are duly elected and qualified.

	FOR	WITHHOLD
Class I

Flint Lane	26,674,469	121,401

Lawrence Irving	26,480,461	315,409

Class II

Charles B. Bernicker	23,864,386	2,931,484

Matt Harris	26,572,301	223,569

Clare Hart	26,795,869	1

Class III

Robert Farrell	26,576,229	219,641

Juli Spottiswood	26,601,789	194,081

8. The Equity Incentive Plan Proposal – To approve and adopt the equity incentive award plan established to be effective after the Closing of the Business Combination.

For	Against	Abstain	Broker Non-Votes
23,137,808	3,657,912	150	0

9. The Employee Stock Purchase Plan Proposal – To approve and adopt the employee stock purchase plan established to be effective after the Closing of the Business Combination.

For	Against	Abstain	Broker Non-Votes
24,028,157	2,767,563	150	0

10. The Nasdaq Proposal – To approve, for purposes of complying with the applicable listing rules of the Nasdaq Stock Market, the issuance of (i) shares of Class A Common Stock pursuant to the BCA, (ii) Warrant Shares pursuant to the Share and Warrant Cancellation Agreement (each as defined in the Proxy Statement) , (iii) PIPE Shares to the PIPE Investors in the PIPE Financing (each as defined in the Proxy Statement)  in connection with the Business Combination and (iv) shares of Class C Common Stock pursuant to the BCA.

For	Against	Abstain	Broker Non-Votes
26,482,908	312,962	0	0

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

South Mountain Merger Corp.

Date: January 12, 2021	By:	/s/ Charles B. Bernicker
		Name:	Charles B. Bernicker
		Title:	Chief Executive Officer